





Supplemental Information

2Q 2016 Investor Tele-Conference

8/11/16 - 5:00 PM ET

COSÌ®

www.getcosi.com • 857-415-5000

Cosi® Inc, 294 Washington St, STE 510, Boston, MA 02108

MN REG #F-4798

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings, constitute forward-looking statements under the federal securities laws and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive," or similar words, or negatives of these words, identify forward- looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

the cost of our principal food products and supply and delivery shortages and interruptions; labor shortages or increased labor costs; changes in demographic trends and consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, produce, or other foods or the effects of food-borne illnesses, such as E. coli, “mad cow disease” and avian influenza or “bird flu”; competition in our markets, both in our business and in locating suitable restaurant sites; our operation and execution in new and existing markets; expansion into new markets, including foreign markets; our ability to attract and retain qualified franchisees and our franchisees’ ability to open restaurants on a timely basis; our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms; the rate of our internal growth and our ability to generate increased revenue from our existing restaurants; our ability to generate positive cash flow from existing and new restaurants; fluctuations in our quarterly results due to seasonality; increased government regulation and our ability to secure required government approvals and permits; our ability to create customer awareness of our restaurants in new markets; the reliability of our customer and market studies; cost effective and timely planning, design and build out of restaurants; our ability to recruit, train and retain qualified corporate and restaurant personnel and management; market saturation due to new restaurant openings; inadequate protection of our intellectual property; our ability to obtain additional capital and financing; adverse weather conditions which impact customer traffic at our restaurants and adverse economic conditions; the ability of our franchisees to generate the fees and royalties that we currently expect; our ability to sell restaurants and franchise markets; our ability to further effect reductions in general and administrative expenses; our ability to exit our most unprofitable locations on acceptable terms; our ability to restructure existing debt on acceptable terms

Further information regarding factors that could affect our results and the statements made herein are included
in our filings with the Securities and Exchange Commission.
Additional information is available on the Cosi, Inc. website at www.getcosi.com.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors. Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. For additional information about our non-GAAP financial measures, see our earnings releases and filings with the Securities and Exchange Commission.

Copies of this deck will be available on the Così Website at:
www.getcosi.com

2Q 2016 Financial Results - Opening Comments







- While we appreciate that we are operating in a challenging external environment, we are focused on increasing guest satisfaction, driving trial and increasing guest frequency, and ultimately improving the disappointing sales in the quarter.
- Restaurant cash flow margin of 4.9% for the quarter improved by 330 and 450 basis points versus the same quarter last year and quarter over quarter respectively, demonstrating steady margin improvements since the 2Q 2015.
- As a result, we closed the 2Q 2016 with an ending cash balance of $3.1 million, a decrease of $0.1 million when compared to the ending cash balance of $3.2 million at the close of the 1Q 2016.
- While we expect restaurant sales to improve in the 3Q 2016 as a result of existing and new operational and marketing initiatives, we do not expect to reach the 0.0%-2.0% comp sales range required to turn cash flow positive in the 3Q 2016.
- As a result, we adjusted our guidance for the 3Q 2016 and are focused on increasing the depth and scale of our sales-building efforts and strengthening the balance sheet.







Challenging Macro-Environment Negatively Impacted Sales

The socio-economic pressures affecting the industry have adversely impacted our ability to increase sales on a comp basis in the 2Q 2016, especially in our portfolio of legacy units.



2016 Comp Sales % vs. Fast Casual Index - Cosi Corporate
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
-7.0%
-8.0%
2.2%
1.5%
-1.3%
-1.0%
-2.2%
0.0%
-3.4%
-3.8%
-2.1%
-5.4%
-6.6%
-1.7%
-3.2%
-4.1%
-1.3%
1Q
P4 16
P5 16
P6 16
2Q
Cosi Corporate (incl. Hearthstone)
Cosi Corporate (excl. Hearthstone)
Knapp Track Fast-Casual Segment

Hearthstone and franchised units were able to successfully mitigate these macro pressures through the end of the 2Q 2016.



2016 Comp Sales % vs. Fast Casual Index - Cosi Hearthstone
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
5.4%
-1.3%
3.7%
0.0%
0.9%
-2.1%
1.9%
-1.7%
2.1%
-1.3%
1Q
P4 16
P5 16
P6 16
2Q
Cosi - Hearthstone
Knapp Track Fast-Casual Segment



2016 Comp Sales % vs. Fast Casual Index - Cosi Franchise
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
3.7%
-1.3%
3.6%
0.0%
6.1%
-2.1%
2.1%
-1.7%
3.6%
-1.3%
1Q
P4 16
P5 16
P6 16
2Q
Cosi-Franchise
Knapp Track Fast-Casual Segment

Source: Company public filings and *KNAPP-TRACK™ monthly sales tracking service for comparable restaurants.







Large Markets Are Performing Above Average

- While slightly negative, the 2Q 2016 comparable sales results in our largest markets were materially favorable to the total portfolio's performance of -3.2%.
- We continue leveraging the scale of large markets, where we have significantly improved execution, with digital media and guest outreach initiatives delivering encouraging results.
- We are systematically cascading these initiatives deeper into the smaller markets as we continue moving through the implementation of the Hearthstone model.


2Q 2016 Comp Sales - Distribution By Market Weight
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
-2.5%
-3.0%
-3.5%
-3.2%
-1.4%
-1.5%
-1.5%
-0.3%
-0.1%
14 Markets 100% Weight
10 Markets 90% Weight
8 Markets 80% Weight
5 Markets 70% Weight
4 Markets 60% Weight
3 Markets 50% Weight

Source: Company public filings and management reporting systems



We Are Leveraging Marketing Across Multiple Channels





Menu Simplification and Ease of Use

- Redesigned and reduced menu by 20%, reduced SKU's by 11%, and streamlined merchandising and bottled beverages.
- Tested in 13 suburban and urban restaurants and observed improvements in ease of use for the guest, greater operational execution, and encouraging transaction improvements pre versus post test on average.
- Suburban markets rolled out in P7 and urban markets in P8. Will be 100% deployed in 3Q.
- Additional in-market restaurant layout and line management tests are in place as of P7.

Loyalty

- Increased the scale of our loyalty program by 17% in the 2Q 2016 vs. 2Q 2015, resulting in increased marketing reach and opportunities to drive frequency.

Online

- We believe we are positioned to drive online sales through enhanced operating standards, improved execution and targeted promotions.

LTO Strategy

- The cadence of seasonal LTOs in the 3Q 2016 has been integrated with loyalty promotions:
  - Tandoori Chicken Salad and Sandwich
  - Chipotle Pumpkin Soup
  - Spiced Pumpkin Latte
  - New single-origin coffee
- Additional in-market menu innovation tests are in place as of P8

Cash Management Results Are On Track With Expectations



- **We closed the 2Q 2016 with an ending cash balance of $3.1 million, a $0.1 million decrease in cash in the quarter versus the ending cash balance at the close of the 1Q 2016, and within the projected range for the quarter when dialing out timing of scheduled payments.**

- **We expect to sustain the favorable impact of cost re-engineering efforts realized over the last three quarters. Combined with the expected favorable impact of unit closures through early 2017 and our work to improve the top-line, we believe we are positioned to realize a stable economic model.**







Net Cash: Fiscal 1Q 2015 - 2Q 2016
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
$13.9
$10.2
$8.1
$5.2
$3.2
Range $2.0-$2.5
$3.1
$(7.2)
$(3.7)
$(5.8)
$(2.9)
$(2.0)
Range $(0.7)-$(1.2)
$(0.1)
15 1Q
15 2Q*
15 3Q
15 4Q
16 1Q
16 2Q Projected Range
16 2Q Act
Total Net Cash
Ending Cash Balance

* 2Q 2015 has been adjusted to exclude the impact of $3.7 million in capital raise in order to illustrate the true cash burn for the quarter

Source: Company public filings and management reporting systems

We Have Increased The Scale Of Our Store Exit Strategy







- **We are aggressively pursuing opportunities to rebalance the legacy portfolio by exiting our most unprofitable units.**

- **Our strategy includes the closure of 4 additional unprofitable units by the end of 2016, and the possibility of 10 additional units between late 2016 and early 2017.**


Underperforming Unit Closing Progress
5
4
10
2016 P1-P7 Closed
2016 P8-P12 Expected Closings
2017 1Q Expected Closings







Margins Continue to Improve Year Over Year

- **Restaurant cash flows of $1.1 million in the 2Q 2016 improved by $0.7 million, or 330 basis points vs. the same quarter last year.**

- **The full $0.7 million year over year improvement in the quarter's restaurant cash flows was driven by the legacy portfolio, while the Hearthstone restaurants maintained their healthy cash flow levels.**

	U.S. Dollars in Thousands [1]				
	13 Weeks Ended June 28, 2016		13 Weeks Ended June 29, 2015		Margin Change [1]
Restaurant Net Sales	$ 22,326	100.0%	$ 24,027	100.0%	---
Comp Sales % [2]	-4.1%		2.1%		
Cost of Food and Beverage	$ 5,797	26.0%	$ 6,514	27.1%	110 Basis Points Decrease
Gross Profit	$ 16,529	74.0%	$ 17,513	72.9%	110 Basis Points Increase
Labor and Related Benefits	$ 7,780	34.8%	$ 8,588	35.7%	90 Basis Points Decrease
Other Operating Expenses	$ 3,194	14.3%	$ 3,753	15.6%	130 Basis Points Decrease
Controllable Contribution	$ 5,555	24.9%	$ 5,172	21.5%	340 Basis Points Increase
Occupancy Costs	$ 4,450	19.9%	$ 4,779	19.9%	No Change
Restaurant Cash Flow	$ 1,105	4.9%	$ 393	1.6%	330 Basis Points Increase

(1) Due to Rounding, some percentages/margin change might not foot.
(2) As reported in public filings - assumes 13 week quarter

Source: Company public filings







Margins Continue to Improve Quarter Over Quarter

- **Restaurant cash flows of $1.1 million in the 2Q 2016 improved by $1.0 million, or 450 basis points vs. the 1Q 2016**
- **$0.9 million of the $1.1 million quarter over quarter increase in restaurant cash flows is attributed to the legacy portfolio, and $0.2 million to the Hearthstone restaurants.**

	U.S. Dollars in Thousands [1]						
	13 Weeks Ended June 28, 2016			13 Weeks Ended March 28, 2016			Margin Change [1]
Restaurant Net Sales	$	22,326	100.0%	$	21,221	100.0%	—
Comp Sales % [2]		-4.1%			1.5%		
Cost of Food and Beverage	$	5,797	26.0%	$	5,655	26.6%	60 Basis Points Decrease
Gross Profit	$	16,529	74.0%	$	15,566	73.4%	60 Basis Points Increase
Labor and Related Benefits	$	7,780	34.8%	$	8,004	37.7%	290 Basis Points Decrease
Other Operating Expenses	$	3,194	14.3%	$	2,735	12.9%	140 Basis Points Increase
Controllable Contribution	$	5,555	24.9%	$	4,827	22.7%	220 Basis Points Increase
Occupancy Costs	$	4,450	19.9%	$	4,752	22.4%	250 Basis Points Decrease
Restaurant Cash Flow	$	1,105	4.9%	$	75	0.4%	450 Basis Points Increase

[1] Due to Rounding, some percentages/margin change might not foot.

[2] As reported in public filings - assumes 13 week quarter

Source: Company public filings

Cash Flows Are Improving Across All Quartiles








Restaurant Cash Flow Improvement by Quartile
Year Over Year
2Q 16 vs 2Q 15
(as a % of sales)
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.4%
2.1%
3.5%
5.1%
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile

Source: Company management reporting systems

All Quartiles Have Improved Since 3Q 2015





Restaurant Cash Flow Improvement by Quartile
Quarterly Trend
(as a % of sales)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
0.8%
4.6%
3.0%
-2.7%
1.0%
6.2%
4.9%
5.1%
2.6%
7.2%
6.0%
9.8%
1.4%
2.1%
3.5%
5.1%
Q3 15
Q4 15
Q1 16
Q2 16
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile

Source: Company management reporting systems

2Q 2016 Non-GAAP Reconciliation







		2Q 2016		2Q 2015
Restaurant Net Sales	$	22,326	$	24,027
Cost of Food and Beverage	$	5,797	$	6,514
Labor and Related Benefits	$	7,780	$	8,588
Occupancy and Other Operating Expenses	$	7,644	$	8,532
Restaurant Cash Flow	$	1,105	$	393
Franchise Fees and Royalties	$	493	$	422
General and Administrative Expenses	$	2,502	$	3,181
Depreciation and Amortization	$	778	$	846
Restaurant Pre-Opening Expense			$	-
Provision For Losses On Asset Impairments and Disposals	$	1,169	$	-
Closed Store Costs & Lease Termination Expense	$	69	$	194
Loss On Sale of Fixed Assets			$	-
Operating Loss	$	(2,920)	$	(3,406)
Interest Expense	$	(169)	$	(313)
Debt Issuance Amortization	$	(165)	$	(165)
Other Income, net	$	151	$	10
Net Loss Before Income Tax Benefit	$	(3,103)	$	(3,874)
Benefit From Income Tax	$	(16)	$	-
Net Loss	$	(3,119)	$	(3,874)
EPS	$	(0.07)	$	(0.08)

Source: Company public filings







Franchise System Progress

Existing Franchised Markets

- 12 existing franchisees domestically and internationally.
- We expect 3 new openings in 2016, vs. the initial expectation of 7-9.
  - Purdue, in W. Lafayette, Indiana
  - Ohio Northern University, in Ada, Ohio
  - Distrito 4, in San Jose, Costa Rica

Re-Franchise of Select Company-owned Markets

- We continue working on re-franchising opportunities of existing markets with prospective new franchisees.

New Franchised Markets

- We continue building a pipeline of potential new franchisees in new markets, both domestically and internationally.







Q&A Session

Restaurant Portfolio - Financial Performance by Quartile







2015 3Q - 2016 2Q Financial Performance by Quartile vs Prior Year

		Hearthstone	1st Quartile	2nd Quartile	3rd Quartile	4th Quartile
	AUV	$1,648	$1,488	$1,078	$947	$1,126
Fiscal	**AUV vs 2014 3Q**	n/a	**($37)**	**($17)**	**($3)**	**($102)**
2015 3Q	Unit Cash Flow %	12.9%	11.2%	3.0%	-5.6%	-14.2%
	Unit Cash Flow % vs 2014 3Q	n/a	**0.8%**	**4.6%**	**3.0%**	**-2.7%**
	AUV	$1,634	$1,491	$1,094	$926	$1,197
Fiscal	**AUV vs 2014 4Q**	n/a	**($61)**	**($0)**	**($8)**	**$9**
2015 4Q	Unit Cash Flow %	11.0%	8.4%	1.8%	-5.4%	-10.9%
	Unit Cash Flow % vs 2014 4Q	n/a	**1.0%**	**6.2%**	**4.9%**	**5.1%**
	AUV	$1,549	$1,389	$1,007	$855	$1,050
Fiscal	**AUV vs 2015 1Q**	n/a	**($9)**	**$23**	**($36)**	**$31**
2016 1Q	Unit Cash Flow %	10.9%	7.3%	0.8%	-6.0%	-11.2%
	Unit Cash Flow % vs 2015 1Q	n/a	**2.6%**	**7.2%**	**6.0%**	**9.8%**
	AUV	$1,678	$1,487	$1,099	$948	$1,117
Fiscal	**AUV vs 2015 2Q**	n/a	**($44)**	**($34)**	**($56)**	**($84)**
2016 2Q	Unit Cash Flow %	12.2%	10.4%	4.8%	0.0%	-9.1%
	Unit Cash Flow % vs 2015 2Q	n/a	**1.4%**	**2.1%**	**3.5%**	**5.1%**

2015 3Q - 2016 2Q Financial Performance by Quartile vs Prior Quarter

		Hearthstone	1st Quartile	2nd Quartile	3rd Quartile	4th Quartile
	AUV	$1,648	$1,488	$1,078	$947	$1,126
Fiscal	**AUV vs 2015 2Q**	n/a	**($43)**	**($55)**	**($57)**	**($75)**
2015 3Q	Unit Cash Flow %	12.9%	11.2%	3.0%	-5.6%	-14.2%
	Unit Cash Flow % vs 2015 2Q	n/a	**2.2%**	**0.3%**	**-2.2%**	**0.1%**
	AUV	$1,634	$1,491	$1,094	$926	$1,197
Fiscal	**AUV vs 2015 3Q**	**($14)**	**$3**	**$15**	**($21)**	**$71**
2015 4Q	Unit Cash Flow %	11.0%	8.4%	1.8%	-5.4%	-10.9%
	Unit Cash Flow % vs 2015 3Q	**-1.9%**	**-2.8%**	**-1.2%**	**0.3%**	**3.2%**
	AUV	$1,549	$1,389	$1,007	$855	$1,050
Fiscal	**AUV vs 2015 4Q**	**($85)**	**($102)**	**($86)**	**($71)**	**($146)**
2016 1Q	Unit Cash Flow %	10.9%	7.3%	0.8%	-6.0%	-11.2%
	Unit Cash Flow % vs 2015 4Q	**0.0%**	**-1.2%**	**-1.0%**	**-0.6%**	**-0.3%**
	AUV	$1,678	$1,487	$1,099	$948	$1,117
Fiscal	**AUV vs 2016 1Q**	**$128**	**$99**	**$92**	**$93**	**$67**
2016 2Q	Unit Cash Flow %	12.2%	10.4%	4.8%	0.0%	-9.1%
	Unit Cash Flow % vs 2016 1Q	**1.3%**	**3.1%**	**4.0%**	**6.0%**	**2.1%**

Source: Company management reporting systems